                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K


                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      __________________________________

                                 July 22, 1999
                                --------------
                                Date of Report


                         DOLLAR FINANCIAL GROUP, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


       New York                            333-18221                         13-2997911

(State or Other Jurisdiction              (Commission                       (IRS Employer
   of Incorporation)                      File Number)                  Identification Number)

       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
          (Address of principal executive offices)        (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code
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Item 1.     Not Applicable
            --------------


Item 2. On July 7, 1999, Dollar Financial Group, Inc. ("Company") and Dollar Financial U.K. Limited, an indirect subsidiary of the Company, entered into an Agreement for the sale and purchase of shares with Luke Johnson and others, to acquire all of the outstanding shares of Cash A Cheque Holdings Great Britain Limited, which operates 44 company owned stores in the United Kingdom. The aggregate purchase price for this acquisition was $12.5 million and was funded through the Company's revolving credit facility.

Items 3-6.  Not Applicable
            --------------

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            The financial statements, proforma financial statements, and the purchase agreement required by Item 7 of Form 8K will be filed by amendment to this Form 8K on or before September 20, 1999.

Item 8-9.   Not Applicable.
            ---------------
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                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 22, 1999.

                              DOLLAR FINANCIAL GROUP, INC.
                              a New York corporation



                              By:    /s/ Richard S. Dorfman
                                     -------------------------------
                              Name:  Richard S. Dorfman
                              Title: Executive Vice President and
                                     Chief Financial Officer